EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Jefferson Bancshares, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


         February 24, 2005          /s/ Anderson L. Smith
                                    --------------------------------------
                                    Anderson L. Smith
                                    President and Chief Executive Officer



         February 24, 2005          /s/ Jane P. Hutton
                                    --------------------------------------
                                    Jane P. Hutton
                                    Chief Financial Officer, Treasurer and
                                     Secretary